EXHIBIT 99.1

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page
Report of Independent Certified Public Accounting Firm
Financial Statements of GlobalTrak (A Division of System Planning Corporation)
Balance Sheet as of December 31, 2012	3
Statement of Operations and Parent Net Investment for the year ended December 31, 2012	4
Statement of Cash Flows for the year ended December 31, 2012	5
Notes to Financial Statements	6 - 9

Condensed Financial Statements (unaudited)
Condensed Balance Sheet as of March 31, 2013 and April 1, 2012	2
Condensed Statements of Operations and Parent Net Investment for the three month periods ended March 31, 2013 and April 1, 2012	3
Condensed Statements of Cash Flows for the three month periods ended March 31, 2013 and April 1, 2012	4
Notes to Financial Statements	5 - 7

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2012

CONTENTS

Page
Independent Auditor’s Report	1 - 2

Financial Statements

Balance Sheet	3
Statement of Operations and Parent Net Investment	4
Statement of Cash Flows	5
Notes to the Financial Statements	6 - 9

INDEPENDENT AUDITOR’S REPORT

To the Stockholder

System Planning Corporation

Arlington, Virginia

We have audited the accompanying carve-out financial statements of the GlobalTrak division (GlobalTrak) of System Planning Corporation (SPC), which comprise the balance sheet as of December 31, 2012, and the related statements of operations and parent net investment, and of cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

SPC’s management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of GlobalTrak as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, GlobalTrak is not a stand-alone entity. The carve-out financial statements of GlobalTrak reflect the assets, liabilities, revenues and expenses directly attributable to Globaltrak, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in parent net investment, and cash flows of GlobalTrak on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in parent net investment, and cash flows of GlobalTrak in the future or what they would have been had GlobalTrak been a separate, stand-alone entity during the period presented.

McLean, Virginia

March 29, 2013

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

BALANCE SHEET

DECEMBER 31, 2012

ASSETS
Current assets
Accounts receivable, net of an allowance for doubtful accounts of $56,225	$547,491
Inventory, net of an allowance of $56,400	826,594

Total current assets	1,374,085
Property and equipment, net	855,486

Total assets	$2,229,571

LIABILITIES AND PARENT NET INVESTMENT
Current liabilities
Accounts payable	$1,375,315
Accrued liabilities	119,420
Note payable	500,000
Warranty liability	19,000
Deferred revenue	150,750

Total current liabilities	2,164,485

Commitments and contingencies
Parent investment	65,086

Total liabilities and parent net investment	$2,229,571

The accompanying notes are an integral part of these financial statements.

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

STATEMENT OF OPERATIONS AND PARENT NET INVESTMENT

YEAR ENDED DECEMBER 31, 2012

Revenue
Product revenue	$740,814
Services revenue	501,682

Total revenue	1,242,496

Costs and expenses
Cost of products	1,279,322
Cost of services	1,670,388
Selling, general and administrative expenses	824,451
Product development	459,714

Total costs and expenses	4,233,875

Net loss	(2,991,379)
Parent net investment as of January 1, 2012	259,048
Investment by parent	2,797,417

Parent net investment as of December 31, 2012	$65,086

The accompanying notes are an integral part of these financial statements.

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2012

Cash flows from operating activities:
Net loss	$(2,991,379)

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	341,903
Decrease in allowance for doubtful accounts	(240,257)
Increase in inventory reserve	56,400
Changes in operating assets and liabilities:
Accounts receivable	31,912
Inventory	(882,994)
Accounts payable	736,629
Accrued liabilities	(19,381)
Warranty liability	19,000
Deferred revenue	150,750

Total adjustments	193,962

Net cash used in operating activities	(2,797,417)

Cash flows from financing activity:
Investment by parent	2,797,417

Net cash provided by financing activity	2,797,417

Net change in cash	0
Cash at the beginning of the year	0

Cash at the end of the year	$0

The accompanying notes are an integral part of these financial statements.

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

System Planning Corporation (SPC) entered into an agreement to sell the assets of its GlobalTrak business unit to Orbcomm, Inc. for $2.75 million in cash, subject to certain post-closing adjustments. GlobalTrak is a division of SPC which manufactures and sells advanced cargo security and visibility solutions. The accompanying financial statements have been prepared on a ‘carve-out” basis from SPC’s accounts and reflect the historical accounts directly attributable to GlobalTrak together with allocations of costs and expenses. The financial statements may not be indicative of future performance and may not reflect what its results of operations, financial position, and cash flows would have been had GlobalTrak operated as an independent company. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Fiscal year-end

Prior to 2012, SPC maintained a 52-53 week year ending on the Sunday closest to December 31. SPC changed its fiscal year to a calendar year ending on December 31 of each year starting in 2012. Thus, the 2012 fiscal year for SPC and GlobalTrak extends from January 2, 2012 through December 31, 2012.

Use of estimates

The preparation of carve-out financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the carve-out financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results may differ from estimates under different assumptions or conditions. Also, certain amounts in the accompanying carve-out financial statements have been allocated in a way that management believes is reasonable and consistent in order to depict the historical financial position, results of operations, and cash flows of GlobalTrak on a stand-alone basis. Actual results could differ materially from those estimates under different assumptions or conditions.

Revenue recognition

GlobalTrak derives its revenue primarily from (i) the sale of tracking and monitoring equipment, (ii) the provision of tracking and monitoring services, and (iii) professional services. The timing of revenue recognition and the amount of revenue actually recognized in each case depends upon a variety of factors, including the specific terms of each arrangement and the nature of GlobalTrak’s deliverables and obligations. For each arrangement, revenue is recognized when persuasive evidence of an arrangement exists, services have been rendered or goods delivered, the contract price is fixed or determinable, and collectability is probable.

Equipment sales

Revenue from sales of tracking and monitoring equipment is generally recognized at the time of shipment, or when title and the risk of loss pass to the customer.

Tracking and monitoring services

Revenue from tracking and monitoring services is recognized when earned based upon the terms of the contract, which generally is based on the number of active tracking devices or number of trips being monitored each month.

Professional services

Revenue from professional services is generally recognized based on hours incurred at contractually stipulated hourly billing rates, plus the cost of any materials and out of pocket expenses.

Costs of revenue

Costs of revenue consist primarily of the costs to build the underlying equipment, including component parts and related labor charges, as well as the costs of any services provided by the Company.

Allocation of indirect expenses

GlobalTrak has been allocated expenses from SPC of $1,014,603 for the year ended December 31, 2012. These allocated costs are primarily related to corporate general and administrative expenses, employee related costs including retirement plan and other benefits, and for overhead-related costs. Included in the allocations are information technology usage fees, legal services, accounting and finance services, human resources, marketing and contract support, facility and other corporate and infrastructural services. The costs associated with these services and support functions (indirect costs) have been allocated to GlobalTrak using the most meaningful respective allocation methodologies which were primarily based on proportionate labor costs.

Included in these costs are matching contributions made by SPC for employees under SPC’s defined contribution 401(k) Plan (the Plan) which is available to all SPC employees that have completed one year of service. SPC makes matching contributions to the Plan of three percent of each participant’s salary. These contributions vest to the participants ratably over a period of three years.

Accounts receivable

Accounts receivable are generated primarily from arrangements with various commercial entities. Management determines the need for an allowance for doubtful accounts by regularly evaluating individual customer balances and considering a customer’s financial condition, credit history, and current economic conditions. Management has recorded an allowance for accounts receivable that are considered to be uncollectible.

Accounts receivable are considered past due if the invoice has been outstanding more than 30 days. The Company does not charge interest on accounts receivable.

Inventory

Inventory consists primarily of work in process and finished goods, although GlobalTrak at times also maintains an inventory of raw materials from third-party manufacturers. GlobalTrak outsources manufacturing of equipment and systems to SPC and purchases parts from a variety of third-party suppliers. The Company’s cost of inventory includes the salaries and benefits of employees directly involved in bringing inventory to its existing condition. Inventories are valued using the average cost method, and are carried at the lower of cost or market value. Management periodically reviews inventory on hand to determine whether such inventory can be utilized and records an allowance for unusable inventory when necessary.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. Depreciation of property and equipment is computed using accelerated or straight-line methods over an estimated useful life of five years.

Warranty liability

GlobalTrak accrues for warranty coverage on product sales estimated at the time of sale based on historical costs to repair or replace products for customers compared to historical product revenues. As GlobalTrak continues to gather additional warranty related experience, the estimated accrual for warranty-related obligations may differ from actual results and an adjustment to the estimated warranty liability would be required.

Income taxes

GlobalTrak is a division of SPC and is not directly subject to income taxes. GlobalTrak’s results of operations are included in SPC’s federal and state income tax returns. SPC has elected to be treated as an S Corporation under Subchapter S of the Internal Revenue Code, which provides that in lieu of corporate income taxes, the sole stockholder accounts for SPC’s income, deductions, losses and credits. Accordingly, no recognition has been given to federal or state income taxes associated with GlobalTrak.

Concentrations of credit risk

GlobalTrak’s assets that are exposed to credit risk consist primarily of its accounts receivable, as cash is not maintained at the division level. GlobalTrak’s receivables are due from both domestic and international customers. Historically, GlobalTrak has not experienced significant losses related to its receivables and therefore believes that the credit risk related to accounts receivable is minimal.

Subsequent events

Management of GlobalTrak has evaluated its December 31, 2012 carve-out financial statements for subsequent events through March 29, 2013, the date the financial statements were available to be issued. Other then the items discussed in Note 7, management is not aware of any subsequent events that would require recognition or disclosure in the carve-out financial statements.

NOTE 3—INVENTORY

Inventory consists of the following as of December 31, 2012:

Work in process	$470,326
Less: Inventory reserve	(56,400)

Work in process, net	413,926
Finished goods	412,668

$826,594

The Company has recorded a reserve against certain work in process based on its estimate of the amount of items that are included in work in process which are currently unusable.

NOTE 4—PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of December 31, 2012:

GlobalTrak system	$4,324,326
Computer equipment	24,222

4,348,548
Less: accumulated depreciation	(3,493,062)

$855,486

Costs capitalized for the GlobalTrak system include labor, materials and allocated indirect expenses incurred during the construction of the system. These costs are being amortized over an estimated useful life of five years.

NOTE 5—NOTE PAYABLE

All operating costs of GlobalTrak have been funded by SPC, both from cash flow from SPC operations as well as from third-party debt held at the SPC level. Further, all assets under GlobalTrak are subject to a lien under SPC’s credit facility. None of the debt under SPC’s credit facility will be assumed by GlobalTrak post-transaction (see Note 1) and SPC has not previously charged interest to GlobalTrak. GlobalTrak has reflected an allocation of SPC debt (the Credit Facility) in the accompanying balance sheet. The amount reflected is based upon the amount of net proceeds from the transaction that will be used to pay down the Credit Facility.

NOTE 6—MAJOR CUSTOMERS

At December 31, 2012, three customers accounted for substantially all of GlobalTrak’s accounts receivable and approximately 88% of GlobalTrak’s revenue for the year ended December 31, 2012.

NOTE 7—COMMITMENTS AND CONTINGENCIES

Commitments

GlobalTrak is not subject to any leases for office space or equipment.

Contingencies

In the ordinary course of business, GlobalTrak is involved in certain legal actions and claims. Because such matters are subject to many uncertainties and the outcomes are not predictable with assurance, the total liability for these legal actions and claims cannot be determined with certainty. Management believes that such actions and claims will be resolved without material adverse impact to the GlobalTrak’s financial condition, results of operations or liquidity.

SPC is seeking dismissal of a suit by a former competitor of GlobalTrak which arose as a result of SPC’s effort to protect certain patent rights of GlobalTrak that it believed were infringed upon by the competitor and SPC’s successful effort to have the Bankruptcy Court rule that any sale of assets by the bankrupt competitor was subject to SPC’s patent claims. The competitor believes that SPC’s actions resulted in a reduction in proceeds to the bankruptcy estate and is seeking various forms of relief including an order preserving the integrity of the bankruptcy court and for declaratory relief as to non-infringement of the patents owned by SPC and also for the invalidity of those patents. While SPC does not believe that the suit has merits, it is possible that SPC may incur costs associated with this matter. The amount of such costs cannot be determined at this time.

SPC is also the subject of a complaint filed in 2013 by a supplier of electronics components for GlobalTrak. The complaint demands payment of $108,036 by SPC for certain electronic components provided by the supplier to SPC. SPC accrued $101,826 related to this demand as part of accounts payable as of December 31, 2012 in the accompanying balance sheet. In March 2013, SPC paid $108,036 to this supplier and is in the process of settling the complaint and obtaining a release from the supplier.

In March 2013, SPC entered into an agreement with a vendor for the resolution of outstanding accounts receivable, accounts payable and deferred revenue as of February 28, 2013 which, when netted, resulted in $62,148 being owed to the vendor by SPC. SPC agreed to pay this amount as well as an additional $137,852 in order to complete the transaction and facilitate the acquisition of GlobalTrak. Management considered this $137,852 to be a 2013 charge and that amount was charged to expense in March 2013.

GLOBALTRAK (A DIVISION OF SYSTEM PLANNING CORPORATION)

CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2013 AND APRIL 1, 2012

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

UNAUDITED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013 AND APRIL 1, 2012

CONTENTS

Page
Condensed Financial Statements

Balance Sheets	2
Statements of Operations and Parent Net Investment	3
Statements of Cash Flows	4
Notes to the Financial Statements	5 - 7

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

UNAUDITED BALANCE SHEETS

MARCH 31, 2013 AND APRIL 1, 2012

	March 31,	April 1,
	2013	2012
ASSETS
Current assets
Cash	$1,037,041	$0
Accounts receivable, net of a provision for bad debts of $56,225	342,826	472,262
Inventory, net of an allowance of $42,301	926,991	0
Prepaid expenses	407,855	0

Total current assets	2,714,713	472,262
Property and equipment, net	769,887	1,111,913

Total assets	$3,484,600	$1,584,175

LIABILITIES AND PARENT NET INVESTMENT
Current liabilities
Accounts payable	$898,143	$792,590
Accrued liabilities	109,994	116,841
Note payable	500,000	500,000
Warranty liability	32,750	3,000
Deferred revenue	1,706,783	0

Total current liabilities	3,247,670	1,412,431

Commitments and contingencies
Parent investment	236,930	171,744

Total liabilities and parent net investment	$3,484,600	$1,584,175

The accompanying notes are an integral part of these financial statements.

2

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

UNAUDITED STATEMENTS OF OPERATIONS AND PARENT NET INVESTMENT

FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2013 AND APRIL 1, 2012

	Three months ended
	March 31,	April 1,
	2013	2012
Revenue	$663,582	$121,712

Costs and expenses
Cost of revenue	998,119	309,800
Selling, general and administrative expenses	413,046	210,801

Total costs and expenses	1,411,165	520,601

Net loss	(747,583)	(398,889)
Parent net investment at the beginning of the period	65,086	259,048
Investment by parent	919,427	311,585

Parent net investment at the end of the period	$236,930	$171,744

The accompanying notes are an integral part of these financial statements.

3

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

UNAUDITED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2013 AND APRIL 1, 2012

	Three months ended
	March 31,	April 1,
	2013	2012
Cash flows from operating activities:
Net loss	$(747,583)	$(398,889)

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	85,599	85,476
Decrease in provision for bad debts	0	(399,903)
Decrease in inventory reserve	(14,099)	0
Changes in operating assets and liabilities:
Accounts receivable	204,665	266,787
Inventory	(86,298)	0
Prepaid expenses	(407,855)	0
Accounts payable	(477,172)	153,904
Accrued liabilities	(9,426)	(21,960)
Warranty liability	13,750	3,000
Deferred revenue	1,556,033	0

Total adjustments	865,197	87,304

Net cash provided by (used in) operating activities	117,614	(311,585)

Cash flows from financing activity:
Investment by parent	919,427	311,585

Net cash provided by financing activity	919,427	311,585

Net change in cash	1,037,041	0
Cash at the beginning of the period	0	0

Cash at the end of the period	$1,037,041	$0

The accompanying notes are an integral part of these financial statements.

4

GLOBALTRAK

(A DIVISION OF SYSTEM PLANNING CORPORATION)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2013 AND APRIL 1, 2012

NOTE 1—BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

The GlobalTrak business is a division of System Planning Corporation (SPC) which manufactures and sells advanced cargo security and visibility solutions. On March 13, 2013, SPC entered into an agreement to sell the assets of GlobalTrak to Orbcomm, Inc. The sale closed on April 3, 2013.

The unaudited condensed financial statements presented herein have been prepared on a “carve-out” basis from SPC’s accounts and reflect the historical accounts directly attributable to GlobalTrak together with allocations of costs and expenses. The financial statements may not be indicative of future performance and may not reflect what its results of operations, financial position, and cash flows would have been had GlobalTrak operated as an independent company. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the Securities and Exchange Commission’s rules. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In our opinion, the accompanying financial statements include all adjustments necessary for a fair presentation of such condensed financial statements. Such necessary adjustments consist of normal recurring items.

These interim financial statements should be read in conjunction with GlobalTrak’s December 31, 2012 year-end financial statements. Interim results are not necessarily indicative of results for a full year.

The preparation of carve-out financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the carve-out financial statements. Such estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results may differ from estimates under different assumptions or conditions. Also, certain amounts in the accompanying carve-out financial statements have been allocated in a way that management believes is reasonable and consistent in order to depict the historical financial position, results of operations, and cash flows of GlobalTrak on a stand-alone basis. Actual results could differ materially from those estimates under different assumptions or conditions.

GlobalTrak derives its revenue primarily from (i) the sale of tracking and monitoring equipment, (ii) the provision of tracking and monitoring services, and (iii) professional services. The timing of revenue recognition and the amount of revenue actually recognized in each case depends upon a variety of factors, including the specific terms of each arrangement and the nature of GlobalTrak’s deliverables and obligations. For each arrangement, revenue is recognized when persuasive evidence of an arrangement exists, services have been rendered or goods delivered, the contract price is fixed or determinable, and collectability is probable. Advance payments are recorded as deferred revenue until the product or services are delivered and acceptance, if required, has occurred. Deferred revenue represents the difference between amounts received in cash and amounts recognized as revenue.

NOTE 2—CASH

No cash balances were previously allocated to GlobalTrak since cash receipts and disbursements related to GlobalTrak flowed through the cash accounts of SPC and could not be readily segregated. However, in early 2013 SPC received an aggregate prepayment of $1,706,783 from four customers to fund the design and manufacture of customized tracking units. As of March 31, 2013, SPC had used $669,742 of the prepayment toward the purchase of materials, supplies and labor that will be utilized in the manufacture and installation of the tracking units, as well as to pay existing liabilities owed to certain vendors that will be utilized on this project. The remaining cash balance of $1,037,041 has been allocated to GlobalTrak as of March 31, 2013 since it specifically relates to an ongoing GlobalTrak project.

5

NOTE 3—INVENTORY

Inventory is recorded at the lower of cost or market and consists of the following as of March 31, 2013 and April 1, 2012:

	March 31,	April 1,
	2013	2012
Work in process	$541,557	$0
Less: Inventory reserve	(42,301)	0

Work in process, net	499,256	0
Finished goods	427,735	0

	$926,991	$0

NOTE 4—PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of March 31, 2013 and April 1, 2012:

	March 31,	April 1,
	2013	2012
GlobalTrak system	$4,324,325	$4,324,325
Computer equipment	24,222	24,222

	4,348,547	4,348,547
Less: accumulated depreciation	(3,578,660)	(3,236,634)

	$769,887	$1,111,913

Costs capitalized for the GlobalTrak system include labor, materials and allocated indirect expenses incurred during the construction of the system. These costs are being amortized over an estimated useful life of five years.

NOTE 5—NOTE PAYABLE

All operating costs of GlobalTrak have been funded by SPC, both from cash flow from SPC operations as well as from third-party debt held at the SPC level. Further, all assets under GlobalTrak are subject to a lien under SPC’s credit facility. None of the debt under SPC’s credit facility will be assumed by GlobalTrak post-transaction (see Note 1) and SPC has not previously charged interest to GlobalTrak. GlobalTrak has reflected an allocation of SPC debt (the Credit Facility) in the accompanying balance sheets. The amount reflected is based upon the amount of net proceeds from the transaction that will be used to pay down the Credit Facility.

NOTE 6—COMMITMENTS AND CONTINGENCIES

Commitments

GlobalTrak is not subject to any leases for office space or equipment.

Contingencies

In the ordinary course of business, GlobalTrak is involved in certain legal actions and claims. Because such matters are subject to many uncertainties and the outcomes are not predictable with assurance, the total liability for these legal actions and claims cannot be determined with certainty. Management believes that such actions and claims will be resolved without material adverse impact to GlobalTrak’s financial condition, results of operations or liquidity.

6

SPC is seeking dismissal of a suit by a former competitor of GlobalTrak which arose as a result of SPC’s effort to protect certain patent rights of GlobalTrak that it believed were infringed upon by the competitor and SPC’s successful effort to have the Bankruptcy Court rule that any sale of assets by the bankrupt competitor was subject to SPC’s patent claims. The competitor believes that SPC’s actions resulted in a reduction in proceeds to the bankruptcy estate and is seeking various forms of relief including an order preserving the integrity of the bankruptcy court and for declaratory relief as to non-infringement of the patents previously owned by SPC and sold to ORBCOMM as part of the GlobalTrak sale and also for the invalidity of those patents. During the first quarter of 2013, the competitor filed an additional complaint as an adversary proceeding to its bankruptcy action and has named ORBCOMM as a defendant “out of an abundance of caution” since ORBCOMM purchased the assets of GlobalTrak. While SPC does not believe that the suit has merits and intends to vigorously defend itself against these complaints, it is possible that SPC may incur costs associated with this matter. The amount of such costs cannot be determined at this time.

SPC was also the subject of a complaint filed in 2013 by a supplier of electronics components for GlobalTrak. The complaint demanded payment of $108,036 by SPC for certain electronic components provided by the supplier to SPC. In March 2013, SPC paid $108,036 to this supplier and in April 2013 the complaint was dismissed.

In March 2013, SPC entered into an agreement with a vendor for the resolution of outstanding accounts receivable, accounts payable and deferred revenue as of February 28, 2013 which, on a net basis, resulted in $62,148 being owed to the vendor by SPC. SPC agreed to pay this amount as well as an additional $137,852 in order to complete the transaction and facilitate the acquisition of GlobalTrak. Management considered this $137,852 to be a 2013 charge and that amount is included in selling, general and administrative expenses in the accompanying statement of operations for the three months ended March 31, 2013.

7